UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 14, 2019

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ENER-CORE, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-37642	45-0525350
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

30100 Town Center Dr, Suite O-209

Laguna Niguel, California 92677

(Address of Principal Executive Offices) (Zip Code)

(949) 732-4400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENCR	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

June 2019 Financing

On June 14, 2019, Ener-Core, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”), pursuant to which it issued to an accredited investor (each, an “Investor”) an unregistered convertible senior secured promissory note in principal amount of approximately $555,556 (the “Convertible Senior Notes”) and five-year warrants (each, a “Warrant”) to purchase an aggregate of 1,111,111 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at an exercise price of $0.10 per share (the “Warrant Shares”), with aggregate gross proceeds to the Company of $500,000 (the “June 2019 Financing”), and the Company is permitted under the Purchase Agreement to sell up to an additional $5,555,555.56 of Convertible Senior Notes and Warrants upon the same terms, upon meeting certain conditions precedent set forth in the Purchase Agreement, including, but not limited to, approval of the Investor. The closing of the June 2019 Financing occurred on June 14, 2019. Other than as stated herein, the terms of the instruments and transaction are substantially similar to those in the closing of the Company’s sale to accredited investors of Convertible Senior Notes and Warrants, which occurred on January 18, 2019.

The forms of agreements shall be filed as exhibits with the next filing of a periodic report by the Company. The foregoing descriptions of these agreements and instruments do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 3.02 Unregistered Sales of Equity Securities.

As more fully described in Item 1.01 above, which disclosure regarding the securities issued is incorporated by reference herein, on June 14, 2019, the Company agreed to issue the securities to the investors pursuant to the Purchase Agreement. The issuance of the Convertible Senior Notes is, and upon conversion of the Convertible Senior Notes in accordance with their terms, the issuance of the shares of Common Stock issuable upon conversion of the Convertible Senior Notes will be, and the issuance of the Warrants is, and upon exercise of the Warrants in accordance with their terms, the issuance and sale of the Warrant Shares will be, exempt from registration pursuant to an exemption afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D, based on representations of the Investors, which included, in pertinent part, that each recipient is an “accredited investor” as that term is defined in Rule 501 of Regulation D, who is acquiring such Convertible Senior Note and Warrant for investment purposes for its own account and not as nominee or agent, and not with a view to the resale or distribution thereof, and that such investor understands that the Convertible Senior Note and Warrant may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENER-CORE, INC.

Date: June 28, 2019	By:	/s/ Michael Hammons
	Name:	Michael Hammons
	Title:	Director, Acting Principal Executive Officer